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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 10, 2002
                                         -------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



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
                 Delaware                                           1-15827                         38-3519512
(State or other jurisdiction of incorporation)               (Commission File Number)     (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                               48126
------------------------------------------                                                           ----------
 (Address of principal executive offices)                                                            (Zip Code)

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        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------
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ITEM 5.   OTHER EVENTS.

         On July 10, 2002, we issued a press release reporting that our Board of Directors had declared a cash dividend. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated July 10, 2002

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                VISTEON CORPORATION




Date:  July 16, 2002                    By:  /s/Stacy L. Fox
                                             -----------------------------------
                                                   Stacy L. Fox
                                                   Senior Vice President,
                                                   General Counsel and Secretary






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                                  EXHIBIT INDEX



Exhibit No.                   Description               Page
-----------                   -----------               ----
Exhibit 99.1            News Release dated
                        July 10, 2002